                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 2, 2002


                                COHO ENERGY, INC.
                            (Exact name of registrant
                          as specified in its charter)


               TEXAS                    0-22576                75-2488635
    (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)            File Number)         Identification No.)

               14785 PRESTON ROAD, SUITE 860, DALLAS, TEXAS 75254
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300



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ITEM 5. OTHER EVENTS

         See press releases dated July 2, 2002 and July 23, 2002 attached as
Exhibit 99.1 and Exhibit 99.2, respectively, and the Monthly Operating Report for the period ended June 30, 2002 as filed with the United States Bankruptcy Court attached as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 Press release dated July 2, 2002 related to the results of the auction for the sale of Coho Energy, Inc.'s oil and gas properties.

EXHIBIT 99.2 Press release dated July 23, 2002 related to the rescheduling of the bankruptcy court hearing for approval of Coho Energy, Inc.'s pending property sale.

EXHIBIT 99.3 Monthly Operating Report filed with the United States Bankruptcy Court for the period ended June 30, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Coho Energy, Inc.



Date: July 23, 2002                           By:      /s/ Michael McGovern
                                                 -------------------------------
                                                       Michael McGovern
                                                       President and
                                                       Chief Executive Officer



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                                   DESCRIPTION
------                                   -----------
99.1                 Press release dated July 2, 2002 related to the results
                     of the auction for the sale of Coho Energy, Inc.'s
                     oil and gas properties.

99.2 Press release dated July 23, 2002 related to the rescheduling of the bankruptcy court hearing for approval of Coho Energy, Inc.'s pending property sale.

99.3                 Monthly Operating Report filed with the United States
                     Bankruptcy Court for the period ended June 30, 2002.



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